                                                                    EXHIBIT 10.3

              RECAPTURE AGREEMENT AND GENERAL RELEASE OF GUARANTEED
                  MINIMUM DEATH BENEFIT REINSURANCE AGREEMENTS

      This RECAPTURE AGREEMENT AND GENERAL RELEASE OF GUARANTEED MINIMUM DEATH BENEFIT REINSURANCE AGREEMENTS ("Recapture Agreement") is made on the 30th day of June, 2003, between and among the following parties: HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("Hartford Life & Annuity"), a Connecticut corporation, HARTFORD LIFE INSURANCE COMPANY ("Hartford Life"), a Connecticut corporation (collectively, the "Ceding Companies"), and Annuity & Life Reassurance, Ltd ("ALRe"), a Bermuda corporation.

      WHEREAS, Hartford Life and ALRe entered into a Guaranteed Minimum Death Benefit Reinsurance Agreement with an effective date of April 1, 1999, which has been amended by agreement from time to time ("Hartford Life GMDB Agreement"); and Hartford Life & Annuity and ALRe entered into a Guaranteed Minimum Death Benefit Reinsurance Agreement with an effective date of April 1, 1999, which has been amended by agreement from time to time ("Hartford Life & Annuity GMDB Agreement"); and Hartford Life, ALRe, and Mellon Bank, N.A. entered into a Reinsurance Trust Agreement dated December 27, 2001 (the "Hartford Life Trust Agreement"), and Hartford Life & Annuity, ALRe, and Mellon Bank, N.A. entered into a Reinsurance Trust Agreement dated December 27, 2001 (the "Hartford Life & Annuity Trust Agreement") (collectively, the four above-listed agreements are the "GMDB Reinsurance Agreements"); and

      WHEREAS, a dispute had arisen between the Ceding Companies and ALRe relating to the GMDB Reinsurance Agreements; and

      WHEREAS the Ceding Companies issued a formal demand for arbitration to ALRe by letter dated March 18, 2003, pursuant to Article XII of the GMDB Reinsurance Agreements, and the parties have appointed their arbitrators and submitted their disputes to be decided by an arbitration panel ("the Arbitration"); and

      WHEREAS, each of the undersigned on the advice of their respective counsel wish to terminate the Arbitration, provide for the recapture of the risk assumed under the GMDB Reinsurance Agreements, and to resolve this matter without any admission of liability; and

      WHEREAS, bonafide disputes and controversies exist between the parties, both as to liability and the amount of liability, if any, and by reason of such disputes and controversies, the parties to this Recapture Agreement desire to compromise and settle all claims and causes of action of any kind whatsoever, whether now known or unknown, which any party to this Recapture Agreement either now has or may have against the other or others, their agents, employees, employers, directors, officers, representatives, successors, assigns and legal representatives, relating to the GMDB Reinsurance Agreements, or the Arbitration, and intend that the full terms and conditions of the recapture, release and settlement be set forth in this Recapture Agreement and the attached and incorporated Exhibits A and B; and

      WHEREAS ALRe represents it was solvent as of June 1, 2003, it has been solvent at all times between June 1, 2003 and the Effective Date of this Recapture Agreement, and it is solvent as of the date this Recapture Agreement is signed by ALRe; and


      WHEREAS, the Ceding Companies and ALRe have written a joint Letter of Termination to Mellon Bank, attached hereto as Exhibit C, terminating the Hartford Life Trust Agreement and the Hartford Life & Annuity Trust Agreement; and

      NOW, THEREFORE, for the consideration expressed below, the receipt and sufficiency of which the parties to this Recapture Agreement acknowledge, IT IS AGREED between and among the undersigned as follows:

      1. RECAPTURE OF THE RISK. In exchange for the payments and the issuance of Warrants provided for in paragraph 8 below, the Ceding Companies hereby recapture the risk ceded to ALRe in the GMDB Reinsurance Agreements. All obligations and rights of all parties to the GMDB Reinsurance Agreements shall terminate on the Effective Date of this Recapture Agreement, unless specifically provided otherwise in this Recapture Agreement.

      2. EFFECTIVE DATE. The "Effective Date" of this Recapture Agreement shall be June 30, 2003.

      3. REPRESENTATIONS THAT NO CLAIMS HAVE BEEN ASSIGNED. The parties represent and warrant that they have not assigned or transferred any interest in any action, cause of action, claim, demand, suit, arbitration proceeding and/or other proceeding, in law or in equity, whether known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional (collectively "Claims") that they may have or have had against each other, their divisions, parent companies, subsidiaries, partners, or affiliates, and each of them, and their directors, partners, officers and employees, at any time, including, but not limited to, any Claims arising out of or in connection with or relating to any of the facts, matters or transactions alleged, described, set forth or referred to in the GMDB Reinsurance Agreements or the Arbitration.

      4. MUTUAL RELEASE. ALRe hereby, for itself, its successors and assigns, fully and forever RELEASES, ACQUITS, and DISCHARGES the Ceding Companies, and all persons and entities associated or affiliated with them, the employees, officers, directors, agents, and representatives of them from any and all Claims which ALRe may have or claim to have against the Ceding Companies, or their legal representatives, successors and assigns, whether the same be in existence as of the execution of this Agreement or in the future, arising out of or in connection with or relating to any of the facts, matters, or transactions alleged, described, set forth or referred to in the GMDB Reinsurance Agreements or the Arbitration.

      The Ceding Companies hereby, for themselves, their successors and assigns, fully and forever RELEASE, ACQUIT, and DISCHARGE ALRe, and all persons and entities associated or affiliated with it, the employees, officers, directors, agents, and representatives of it from any and all Claims, which the Ceding Companies may have or claim to have against ALRe, or its legal representatives, successors and assigns, whether the same be in existence as of the execution of this Agreement or in the future, arising out of or in connection with or relating to any of the facts, matters or transactions alleged, described, set forth or referred to in the GMDB Reinsurance Agreements or the Arbitration.

      5. NO ADMISSION OF LIABILITY. It is expressly understood and agreed by the parties to this Recapture Agreement that this is a compromise of disputed claims in the Arbitration, and that nothing herein shall be construed as an admission of liability on the part of any of the parties to the Recapture Agreement, all such liability being expressly denied.

      6. DISMISSAL WITH PREJUDICE OF ARBITRATION. The Ceding Companies and ALRe hereby dismiss with prejudice all claims in the Arbitration and will cause to be executed an Agreed Notice of Dismissal with Prejudice in the form attached hereto as Exhibit A and incorporated herein. No later than July 15, 2003, the Ceding Companies and ALRe shall notify their own party-appointed arbitrator that the disputed issues in the Arbitration have settled by furnishing the arbitrator a signed copy of Exhibit A.

      7. COSTS AND EXPENSES. Each party to this Recapture Agreement shall bear its own respective costs and fees associated with and incurred in the Arbitration.

      8. RETENTION OF ASSETS, PAYMENT, AND ISSUANCE OF WARRANTS.

            a. The Ceding Companies shall retain all assets and monies available from calling on the letters of credit provided by ALRe and from drawing down all assets and monies deposited in trust pursuant to the Hartford Life Trust Agreement and the Hartford Life & Annuity Trust Agreement in connection with the GMDB Reinsurance Agreements.

            b. Within three business days of the execution by both parties of this Recapture Agreement, the Ceding Companies shall make payment to ALRe in the total amount of Five Million Five Hundred Thousand U.S. Dollars and No Cents ($5,500,000.00) to be paid as follows: 1) Two Million Seven Hundred Fifty Thousand U.S. Dollars and No Cents ($2,750,000.00) from Hartford Life; and 2) Two Million Seven Hundred Fifty Thousand U.S. Dollars and No Cents ($2,750,000.00) from Hartford Life & Annuity.

            c. On the Effective Date of this Recapture Agreement, ALRe will issue to Hartford Life a Warrant for the right to purchase Five Hundred Thousand (500,000) shares of ALRe stock, and a separate Warrant to Hartford Life & Annuity for the right to purchase an additional Five Hundred Thousand (500,000) shares of ALRe stock. The Warrants shall be issued in the form attached hereto as Exhibit B.

            d. ALRe agrees to pay any fees owed to Mellon Bank pertaining to the Hartford Life Trust Agreement and the Hartford Life & Annuity Trust Agreement.

      9. NON-PUBLICATION AND CONFIDENTIALITY. All parties agree that the terms of this agreement, amount of payment, and issuance of Warrants shall remain strictly confidential and shall not be published orally or in writing to anyone other than the parties to this agreement, except to the extent reporting of the settlement, recapture, or issuance of Warrants is required by tax reporting requirements, statutory reporting requirements, or other state or federal laws.

      10. CONFIDENTIALITY OF RECORDS. ALRe, Hartford Life, and Hartford Life & Annuity may have come into the possession or knowledge of Confidential Information under the GMDB Reinsurance Agreements. ALRe and the Ceding Companies agree that they will continue to hold such information in confidence and to take all reasonable steps to ensure that such Confidential Information is not disclosed in any form by any means by their employees or representatives, except by advance written authorization by an officer of ALRe or the Ceding Companies; provided however, that ALRe and the Ceding Companies will be deemed to have satisfied their obligations as to the Confidential Information by protecting its confidentiality in the same manner that they would protect their own proprietary or confidential information of like kind which will be at least a reasonable manner or, if it is determined that such disclosure is necessary in order to avoid a violation or potential violation of legal obligations, in accordance with the following:

            a. If ALRe or the Ceding Company, their employees, directors, or advisers are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose Confidential Information, they will promptly notify the other party in writing. The party notified will promptly determine whether to contest such attempted discovery by legal means or to waive compliance by the notifying party with the terms of this Recapture

      Agreement. If, in the opinion of counsel, ALRe or the Ceding Companies are subject to contempt, sanction or other penalty for failure to disclose the requested Confidential Information, they may, without violating the terms of this Agreement, disclose only that portion of the Confidential Information that counsel advises is legally required to be disclosed, provided that they exercise all reasonable efforts to preserve the confidentiality of such information, including, without limitation, by cooperating with ALRe or the Ceding Companies in obtaining a protective order or other reliable assurance that the Confidential Information will be protected from redisclosure, provided, however, that all expenses of such efforts (other than allocated costs of home office employees at such location) shall be borne by the party whose confidential information is sought to be disclosed.

            b. "Confidential Information" means any and all information acquired by ALRe or the Ceding Companies prior or subsequent to the execution of the GMDB Reinsurance Agreements with the exception of information readily available in the public domain or information acquired from sources other than the other party to this Recapture Agreement.

      11. TERMINATION OF RIGHT TO INSPECT RECORDS. ALRe hereby agrees that its right to inspect the records of the Ceding Companies pursuant to Article VI of the GMBD Reinsurance Agreements will terminate and be waived on the Effective Date of this Recapture Agreement.

      12. ENTIRE AGREEMENT. This Recapture Agreement together with Exhibits A and B, and the Warrants to be issued pursuant to this Recapture Agreement constitute the entire agreement of the parties relating to the subject matter of the GMDB Reinsurance Agreements and the Arbitration and supersedes any and all prior understandings, agreements, or discussions among the parties to the Recapture Agreement with respect to the subject matter of this Recapture Agreement. The parties to this Recapture Agreement agree and acknowledge that there have been no representations, agreements or understandings, oral or written, between or among the parties to the Recapture Agreement and the Exhibits hereto which are not fully expressed in this Recapture Agreement, the Warrants to be issued pursuant to this Recapture Agreement, or the Exhibits to this Recapture Agreement.

      13. NO ORAL MODIFICATION. This Recapture Agreement may not be modified or amended except by written agreement executed by all parties to this Recapture Agreement.

      14. GOVERNING LAW. This Recapture Agreement shall be governed by and entered into in accordance with the laws of the State of Connecticut and is made and performable in Hartford, Connecticut.

      15. SEVERABILITY OF TERMS. The provisions of this Recapture Agreement are severable, and the invalidity or unenforceability of any provision of this Recapture Agreement shall not affect the validity or enforceability of any other provision. In addition, in the event that any provision of this Recapture Agreement (or portion thereof) is determined by a United States court of competent jurisdiction to be unenforceable as drafted by virtue of scope, duration, extent, or character of any obligation contained therein, the parties acknowledge that such provisions (or portions thereof) shall be construed in the manner designed to effectuate the purposes of such provisions to the maximum extent enforceable under the Connecticut law.

      16. SUCCESSOR AND ASSIGNS. This Recapture Agreement shall be binding upon and inure to the benefit of the parties' respective successors, assigns and legal Representatives.

      17. DRAFTING. This Recapture Agreement and the Exhibit attached hereto were jointly drafted by all parties and their counsel. By their signatures, the parties hereby represent that they have read this Recapture Agreement and the Exhibit, consulted with counsel, and understand the purpose and effect of all provisions contained herein.

      18. AUTHORITY. Each signatory to this agreement hereby warrants and represents that such person has authority to bind the party or parties for whom such person acts; and the claims, suits, rights, and/or interest which are the subject matter hereto are owned by the party asserting same, have not been assigned, transferred or sold, and are free of any encumbrance.

      19. HEADINGS. The headings in this Recapture Agreement are for the convenience of reference and shall not limit or otherwise affect the meaning, or be used in the construction of, any provision herein.

      20. COUNTERPARTS. This Recapture Agreement may be executed in counterparts and by facsimile copies, and all such counterparts taken together shall constitute one and the same instrument.

Signed for the Reinsurer:              Annuity & Life Reassurance, Ltd.


By: /s/ John F. Burke                 Attest: /s/ Robert Reale
    -------------------------------           ---------------------------------
Title: Chief Executive Officer        Title: SVP and Chief Underwriter
       ----------------------------          ----------------------------------
Date of Signatures for ALRe: 7/15/03
                             ------------------------

Signed for the Ceding Companies:      Hartford Life Insurance Company and
                                      Hartford Life & Annuity Insurance Company


By: /s/ Christine Hayer Repasy        Attest: [Signature illegible]
    -------------------------------           ---------------------------------
Title: Senior Vice President and      Title: VP and Corporate Actuary
       General Counsel                       ----------------------------------
       ----------------------------
Date of Signatures for Ceding Companies: 7/17/03
                                         ------------------------

July 11, 2003

Mr. Frank J. Barrett                        Mr. Scott Phelps, President
Lamson, Dugan & Murray, L.L.P.              Alabama Reassurance Company
10306 Regency Parkway Drive                 P.O. Box 20152
Omaha, NE 68114                             Tuscaloosa, AL 35402

Re: Hartford Life Insurance Company and Hartford Life & Annuity Insurance Company v. Annuity & Life Reassurance , Ltd.

Gentlemen:

This letter shall serve as the parties Agreed Notice of Dismissal with Prejudice of all claims asserted by any party to this arbitration. The parties have reached a confidential settlement agreement that is not to be disclosed to the public. Please return all materials you have been provided in connection with this arbitration to the party who submitted the information to you, or ensure that any confidential information you have received relating to this arbitration is disposed of in a secure manner.

Thank you for your assistance with this arbitration.

Sincerely,                                  Sincerely,


Christine Hayer Repasy                      John Burke
Senior Vice President & General Counsel     Senior Vice President & CEO, CFO


                                                                       EXHIBIT A

                                    EXHIBIT B

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) IN COMPLIANCE WITH AN EXEMPTION THEREFROM AND ACCOMPANIED, WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH AN EXEMPTION THEREFROM (UNLESS SUCH TRANSFER IS TO AN AFFILIATE OF THE REGISTERED HOLDER).

             THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON
                 ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT

Warrant No.______                                      Number of Shares: 500,000
                                                         (subject to adjustment)
Date of Issuance: July ______, 2003

                      ANNUITY AND LIFE RE (HOLDINGS), LTD.

                          COMMON STOCK PURCHASE WARRANT

      Annuity and Life Re (Holdings), Ltd., a Bermuda corporation (the "COMPANY"), for value received, hereby certifies that Hartford Life Insurance Company, or its registered assigns (the "REGISTERED HOLDER"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, in whole or in part, at any time and from time to time on or after the date of issuance and on or before 5:00 p.m., New York time, on July __, 2013 and shall be void thereafter (the "EXERCISE PERIOD"), 500,000 shares of Common Stock, $1.00 par value per share, of the Company, at an exercise price of $1.25 per share. The shares purchasable upon exercise of this warrant ("WARRANT") and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "WARRANT SHARES" and the "EXERCISE PRICE," respectively.

1. EXERCISE.

            (a) This Warrant may be exercised by the Registered Holder by surrendering this Warrant, along with the purchase form appended hereto as Exhibit A duly executed and completed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate by notice in writing to the Registered Holder, accompanied by either (i) cash or certified cashier's check payable to the Company (or wire transfer of immediately available funds), in lawful money of the United States, of the Exercise Price payable in respect of the number of Warrant Shares purchased upon such exercise (the "AGGREGATE EXERCISE PRICE") or (ii) a written notice to the Company that the Registered Holder is exercising this Warrant on a "cashless" exercise basis by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Fair Market Value of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

            (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "EXERCISE DATE"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

            (c) Within ten (10) days after the date of exercise of this Warrant, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involving the issuance and delivery of any such certificate upon exercise in a name other than that of the Registered Holder. Notwithstanding the foregoing, the Registered Holder shall be solely responsible for any income taxes payable and arising from the issuance or exercise of this Warrant, or any ad valorem property or intangible tax assessed against the Registered Holder. If this Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Registered Holder to purchase the balance of the Warrant Shares purchasable hereunder.

            (d) The Company shall reasonably assist and cooperate with any Registered Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

            (e) Notwithstanding any other provision of this Warrant, if the exercise of all or any portion of this Warrant is to be made in connection with a registered public offering, a sale of the Company or any other transaction or event, such exercise may, at the election of the Registered Holder, be conditioned upon consummation of such transaction or event in which case such exercise shall not be deemed effective until the consummation of such transaction or event.

2. ADJUSTMENTS. In order to prevent dilution of the rights granted under this Warrant and to grant the Registered Holder certain additional rights, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2 and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 2.

            (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time after the date on which this Warrant was first issued (the "ORIGINAL ISSUE DATE") while this Warrant remains outstanding and unexpired in whole or in part, effect a subdivision (by any stock split or otherwise) of the outstanding Common Stock into a greater number of shares, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine (by reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately before the combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective

            (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date while this Warrant remains outstanding and unexpired in whole or in part shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of

Common Stock, then and in each such event the Exercise Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction:

                  (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                  (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the total number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

            (c) Adjustment for Reclassification, Exchange and Substitution. If at any time after the Original Issue Date while this Warrant remains outstanding and unexpired in whole or in part, the Common Stock issuable upon exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, this Warrant will thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of exercise of this Warrant and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment in this Section 2.

            (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date while this Warrant remains outstanding and unexpired in whole or in part shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

            (e) Adjustment for Mergers or Reorganizations, etc. Any reorganization, recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property while this Warrant remains outstanding and unexpired in whole or in part (other than a transaction covered by subsections 2(a), 2(b) or 2(d)) is referred to herein as an "ORGANIC CHANGE". Prior to the consummation of any such Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants then remaining outstanding and unexpired) to ensure that the Registered Holder shall have the right to receive, in lieu of or in addition to (as the case may be) such shares of Common Stock immediately acquirable and receivable upon exercise of this Warrant, the kind and amount of securities, cash or other property as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately acquirable and receivable upon exercise of this Warrant had such Organic Change not taken place. In such case, appropriate adjustment (in form and substance satisfactory to the Registered Holders of the Warrants then remaining outstanding and unexpired) shall be made with respect to the Registered Holder's rights and interests to ensure that the provisions of this
Section 2 shall thereafter be applicable to the Warrants. The Company shall not effect any reorganization, recapitalization, consolidation or merger unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from the consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holders of the Warrants then remaining outstanding and unexpired) the obligation to deliver to each Registered Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire; provided, that any assumption shall not relieve the Company of its obligations hereunder.

            (f) Other Events. If any event occurs that would adversely affect the Registered Holder's rights but is not expressly provided for by this Section 2, then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and number of Warrant Shares subject to this Warrant so as to protect the Registered Holder's rights; provided, however, that no such adjustment will increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 2.

            (h) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Exercise Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Registered Holder, promptly furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Exercise Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Registered Holder.

3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value ("FAIR MARKET VALUE") per share of Common Stock, such Fair Market Value to be determined as follows:

            (a) If traded on a securities exchange or through the Nasdaq National Market or SmallCap Market, the Fair Market Value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the closing. If actively traded over the counter, the value shall be deemed to be the average of the closing bid or sales prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; or

            (b) If at any time such security is not listed on any securities exchange or quoted in the Nasdaq National Market or the SmallCap Market, or actively traded over the counter, the Fair Market Value shall be the fair value thereof, as determined jointly by the Board of Directors and the Registered Holders of the Warrants then remaining outstanding and unexpired. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraisal conducted, at the Company's selection, of either CS First Boston, Goldman Sachs, Merrill Lynch, or Morgan Stanley. If none of these potential appraisers are able to serve, then such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the

Company's Board of Directors and the Registered Holders of the Warrants then remaining outstanding and unexpired. The determination of the appraiser shall be final and binding upon the parties and the parties shall share the fees and expenses of such appraiser equally.

4. REQUIREMENTS FOR TRANSFER.

            (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act.

            (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a corporation to a wholly owned subsidiary of such corporation or to a corporation owned by the same parent entity of such corporation, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that, as a condition to the Company effecting such transfer, the transferee in each case agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act, unless in the case of clause (ii) only, the Company reasonably requests an opinion of counsel regarding compliance with Rule 144 under the Act.

            (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT AND SUCH LAWS OR UNLESS SOLD PURSUANT TO AN EXEMPTION THEREFROM AND AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

      The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

5. No Impairment. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock obtainable upon the exercise of this Warrant and (b) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

6. NOTICES OF RECORD DATE, ETC. In the event:

            (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

            (b) of any Organic Change; or

            (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holders at least twenty (20) days prior to the record date specified therein (or such shorter period approved by a majority of the Registered Holders) and at least twenty (20) days prior to the effective date of such event specified in clause (b) or (c) hereof a notice specifying, as the case may be,
(i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such Organic Change, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such Organic Change, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Nothing herein shall prohibit the Registered Holder from exercising this Warrant during the twenty (20) day period commencing on the date of such notice.

7. RESERVATION OF STOCK. The Company covenants that for the duration of the Exercise Period, the Company will at all times reserve and keep available, from its authorized and unissued Common Stock solely for issuance and delivery upon the exercise of this Warrant and free of preemptive rights, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant. The Company further covenants that it shall, from time to time, take all steps necessary to increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued is insufficient to permit the exercise of this Warrant.

8. ISSUANCE UPON EXERCISE. All shares of Common Stock issuable upon exercise of this Warrant will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under any agreement between the Registered Holder and the Company and under applicable state and federal securities laws, and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company shall take all such actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic stock exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be delivered by the Company upon each such issuance as soon as practicable).

9. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of this Warrant, properly endorsed, to the Company at the principal office of the Registered Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

10. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of a Registered Holder shall be satisfactory) of the ownership and loss, theft, destruction or mutilation of any certificate evidencing this Warrant and, in the case of loss, theft or destruction, upon delivery of an indemnity agreement of the Registered Holder in form reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of such certificate, the Company shall, at its expense, execute and deliver in lieu of such certificate, a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

11. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Registered Holder that:

            (a) Organization, Qualifications and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of Bermuda and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. The Company has full corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement.

            (b) Authorization; No Conflict; No Violation. The Company's execution and delivery of this Agreement and performance of its obligations hereunder, and issuance and delivery of the Warrant Shares have been duly authorized by all requisite corporate action and will not (a) result in a violation of the charter or the Company's bylaws, as amended, (b) result in a violation of any applicable law, rule or regulation, or any material order, injunction, judgment or decree of any court or other agency of government, (c) conflict with, result in a breach of, or constitute (or, with due notice or lapse of time or both, would constitute) a default under, or give rise to any right of termination, acceleration or cancellation under, any material indenture, agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument to which the Company or any of its properties or assets is bound, (d) result in the creation or imposition of any material lien, charge, restriction, claim or encumbrance of any nature whatsoever upon the Company or any of the Company's material properties or assets or (e) require any consent, approval, notification, waiver or other similar action from any third party.

            (c) Consents and Approvals. No registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality or any third party is or will be necessary for the Company's valid execution, delivery and performance of this Agreement or the Company's issuance and delivery of the Warrant Shares, other than those (a) which have previously been obtained or made or (b) those which are required to be made under federal or state securities laws, which will be obtained or made, and will be effective, within the time periods required by law.

            (d) Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except to the extent limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors' rights generally and (b) general principles of equity, and except that enforcement of rights to indemnification and contribution contained therein may be limited by applicable federal or state laws or the public policy underlying such laws, regardless of whether enforcement is considered in a proceeding in equity or at law.

            (e) Ownership Percentage. This Warrant is one of a series of Warrants issued by the Company, all dated the date hereof and of like tenor (collectively, the "COMPANY WARRANTS"). If exercised on the date hereof, the number of shares of Common Stock issued pursuant to this Warrant together with all the other Company Warrants, would constitute less than five percent (5%) of the issued and outstanding Common Stock of the Company following such exercise.

12. TRANSFERS, ETC.

            (a) The Company shall maintain a register at its principal executive office containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

            (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal executive office of the Company.

            (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

            (d) The Company shall not close its books against the transfer of this Warrant or any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to ensure that the par value per share of the unissued Common Stock acquirable upon exercisable of this Warrant is at all times equal to or less than the Exercise Price then in effect.

13. SPECIAL OWNERSHIP NOTICE. In the event the number of shares of Common Stock issued upon exercise of this Warrant, together with the exercise of all the other Company Warrants, would constitute five percent (5%) or more of the issued and outstanding Common Stock of the Company following such exercise, then the Company will promptly notify the Registered Holder hereof in accordance with the provisions of Section 14.

14. MAILING OF NOTICES, ETC. Any notice, request, demand or other communication required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of: (a) the date of personal delivery, (b) the date of transmission by facsimile, with confirmed transmission and receipt, (c) two (2) days after deposit with a nationally-recognized courier or overnight service such as Federal Express, or (d) five (5) days after mailing via certified mail, return receipt requested. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below for such party:

            If to a Registered Holder:

            Hartford Life Insurance Company
            P.O. Box 2999
            Hartford, Connecticut 06104-2999
            Phone: (860) 843-3560
            Fax: (860) 843-8665
            Attn: Christine Repasy, General Counsel

            With a copy to (which does not constitute notice):

            Akin, Gump, Strauss, Hauer & Feld, L.L.P.
            300 Convent Street, Suite 1500
            San Antonio, Texas 78205
            Phone: (210) 281-7000
            Fax: (210) 224-2035
            Attn: Barry Chasnoff, Esq.

            If to the Company:

            Annuity and Life Re (Holdings), Ltd.
            Cumberland House
            1 Victoria Street
            Hamilton, Bermuda HM11
            Phone: (441) 296-7667
            Fax: (441) 296-7665
            Attn: John Burke, Chief Executive Officer

            With a copy to (which does not constitute notice):

            Clifford Chance US LLP
            200 Park Avenue
            New York, New York 10166
            Attn: Peter R. Chaffetz, Esq.
            Phone: (212) 878-8000
            Fax: (212) 878-8375

      Any party hereto (and such party's permitted assigns) may change such party's address for receipt of future notices hereunder by giving written notice to the Company and the other parties hereto.

15. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Subject to the provisions of Sections 2 and 6 hereof, until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions or to receive notice of or attend meetings of stockholders or any other proceedings of the Company. Notwithstanding the foregoing, in the event (a) the Company effects a split of the Common Stock by means of a stock dividend and the Exercise Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (b) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

16. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived upon the written consent of the Company and the holders of Company Warrants representing at least 50% of the number of shares of Common Stock then subject to outstanding Company Warrants; provided that any such amendment or waiver must apply to all Company Warrants then outstanding; and provided further that the number of Warrant Shares subject to this Warrant, the Exercise Price of this Warrant and the number of shares or class of stock obtainable upon exercise of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the holder of this Warrant (it being agreed that an amendment to or waiver under any of the provisions of Section 2 of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Exercise Price). The Company shall promptly give notice to all holders of the Company Warrants of any amendments effected in accordance with this Section 16. No special consideration may be given to any holder as inducement to waive or amend this Warrant unless such consideration is given equally and ratably to all holders.

17. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon and inure to the benefit of the Registered Owner and its assigns, and shall be binding upon any entity succeeding to the Company by consolidation, merger or acquisition of all or substantially all of the Company's assets. The Company may not assign this Warrant or any rights or obligations hereunder without the prior written consent of the Registered Holder. The Registered Holder may assign this Warrant without the Company's prior written consent.

18. REMEDIES. In the event of a breach by the Company of any of its obligations under this Warrant, the Registered Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of its breach of any of the provisions of this Warrant and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

19. SECTION HEADINGS. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

20. COUNTERPARTS. This Warrant may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

21. SEVERABILITY. The provisions of this Warrant will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Warrant, as applied to any party or to any circumstance, is adjudged by a court or governmental body not to be enforceable in accordance with its terms, the parties agree that the court or governmental body making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

22. TITLES AND SUBTITLES. The article and section headings contained in this Warrant are inserted for convenience only and will not affect in any way the meaning or interpretation of this Warrant.

23. THIRD PARTIES. Nothing in this Warrant, express or implied, is intended to confer upon any person other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Warrant.

24. GOVERNING LAW. This Warrant and the performance of the transactions and the obligations of the parties hereunder will be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to any choice of law principles.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.

                                        ANNUITY AND LIFE RE (HOLDINGS), LTD.


                                        By: ____________________________________
                                            Name:
                                            Title:

[Corporate Seal]

ATTEST:


____________________________________

                                                                       EXHIBIT A

                                 PURCHASE FORM

To:_________________                                          Dated:____________

      The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant.

      The undersigned herewith makes payment of the full exercise price for such shares at the price per share provided for in such Warrant, which is $________ in lawful money of the United States.


                                       [_______________________________________]

                                        _______________________________________
                                        Name:
                                        Title:

                                        Address: ______________________________

                                                 ______________________________

                                                                       EXHIBIT B

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                       Address                                No. of Shares
----------------                       -------                                -------------




Dated:___________________________

                                       [_______________________________________]

                                        _______________________________________
                                        Name:
                                        Title:

                                        Address: ______________________________

                                                 ______________________________


Signature Guaranteed:


By: ___________________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                    EXHIBIT B

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) IN COMPLIANCE WITH AN EXEMPTION THEREFROM AND ACCOMPANIED, WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH AN EXEMPTION THEREFROM (UNLESS SUCH TRANSFER IS TO AN AFFILIATE OF THE REGISTERED HOLDER).

             THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON
                 ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT

Warrant No.                                            Number of Shares: 500,000
                                                         (subject to adjustment)

Date of Issuance: July ______, 2003

                      ANNUITY AND LIFE RE (HOLDINGS), LTD.

                          COMMON STOCK PURCHASE WARRANT

      Annuity and Life Re (Holdings), Ltd., a Bermuda corporation (the "COMPANY"), for value received, hereby certifies that Hartford Life Insurance Company, or its registered assigns (the "REGISTERED HOLDER"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, in whole or in part, at any time and from time to time on or after the date of issuance and on or before 5:00 p.m., New York time, on July __, 2013 and shall be void thereafter (the "EXERCISE PERIOD"), 500,000 shares of Common Stock, $1.00 par value per share, of the Company, at an exercise price of $1.25 per share. The shares purchasable upon exercise of this warrant ("WARRANT") and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "WARRANT SHARES" and the "EXERCISE PRICE," respectively.

1. EXERCISE.

            (a) This Warrant may be exercised by the Registered Holder by surrendering this Warrant, along with the purchase form appended hereto as Exhibit A duly executed and completed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate by notice in writing to the Registered Holder, accompanied by either (i) cash or certified cashier's check payable to the Company (or wire transfer of immediately available funds), in lawful money of the United States, of the Exercise Price payable in respect of the number of Warrant Shares purchased upon such exercise (the "AGGREGATE EXERCISE PRICE") or (ii) a written notice to the Company that the Registered Holder is exercising this Warrant on a "cashless" exercise basis by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Fair Market Value of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

            (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "EXERCISE DATE"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

            (c) Within ten (10) days after the date of exercise of this Warrant, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involving the issuance and delivery of any such certificate upon exercise in a name other than that of the Registered Holder. Notwithstanding the foregoing, the Registered Holder shall be solely responsible for any income taxes payable and arising from the issuance or exercise of this Warrant, or any ad valorem property or intangible tax assessed against the Registered Holder. If this Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Registered Holder to purchase the balance of the Warrant Shares purchasable hereunder.

            (d) The Company shall reasonably assist and cooperate with any Registered Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

            (e) Notwithstanding any other provision of this Warrant, if the exercise of all or any portion of this Warrant is to be made in connection with a registered public offering, a sale of the Company or any other transaction or event, such exercise may, at the election of the Registered Holder, be conditioned upon consummation of such transaction or event in which case such exercise shall not be deemed effective until the consummation of such transaction or event.

2. ADJUSTMENTS. In order to prevent dilution of the rights granted under this Warrant and to grant the Registered Holder certain additional rights, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2 and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 2.

            (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time after the date on which this Warrant was first issued (the "ORIGINAL ISSUE DATE") while this Warrant remains outstanding and unexpired in whole or in part, effect a subdivision (by any stock split or otherwise) of the outstanding Common Stock into a greater number of shares, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine (by reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately before the combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective

            (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date while this Warrant remains outstanding and unexpired in whole or in part shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of

Common Stock, then and in each such event the Exercise Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction:

                  (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                  (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the total number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

            (c) Adjustment for Reclassification, Exchange and Substitution. If at any time after the Original Issue Date while this Warrant remains outstanding and unexpired in whole or in part, the Common Stock issuable upon exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, this Warrant will thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of exercise of this Warrant and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment in this Section 2.

            (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date while this Warrant remains outstanding and unexpired in whole or in part shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

            (e) Adjustment for Mergers or Reorganizations, etc. Any reorganization, recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property while this Warrant remains outstanding and unexpired in whole or in part (other than a transaction covered by subsections 2(a), 2(b) or 2(d)) is referred to herein as an "ORGANIC CHANGE". Prior to the consummation of any such Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants then remaining outstanding and unexpired) to ensure that the Registered Holder shall have the right to receive, in lieu of or in addition to (as the case may be) such shares of Common Stock immediately acquirable and receivable upon exercise of this Warrant, the kind and amount of securities, cash or other property as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately acquirable and receivable upon exercise of this Warrant had such Organic Change not taken place. In such case, appropriate adjustment (in form and substance satisfactory to the Registered Holders of the Warrants then remaining outstanding and unexpired) shall be made with respect to the Registered Holder's rights and interests to ensure that the provisions of this
Section 2 shall thereafter be applicable to the Warrants. The Company shall not effect any reorganization, recapitalization, consolidation or merger unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from the consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holders of the Warrants then remaining outstanding and unexpired) the obligation to deliver to each Registered Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire; provided, that any assumption shall not relieve the Company of its obligations hereunder.

            (f) Other Events. If any event occurs that would adversely affect the Registered Holder's rights but is not expressly provided for by this Section 2, then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and number of Warrant Shares subject to this Warrant so as to protect the Registered Holder's rights; provided, however, that no such adjustment will increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 2.

            (h) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Exercise Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Registered Holder, promptly furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Exercise Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Registered Holder.

3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value ("FAIR MARKET VALUE") per share of Common Stock, such Fair Market Value to be determined as follows:

            (a) If traded on a securities exchange or through the Nasdaq National Market or SmallCap Market, the Fair Market Value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the closing. If actively traded over the counter, the value shall be deemed to be the average of the closing bid or sales prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; or

            (b) If at any time such security is not listed on any securities exchange or quoted in the Nasdaq National Market or the SmallCap Market, or actively traded over the counter, the Fair Market Value shall be the fair value thereof, as determined jointly by the Board of Directors and the Registered Holders of the Warrants then remaining outstanding and unexpired. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraisal conducted, at the Company's selection, of either CS First Boston, Goldman Sachs, Merrill Lynch, or Morgan Stanley. If none of these potential appraisers are able to serve, then such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the

Company's Board of Directors and the Registered Holders of the Warrants then remaining outstanding and unexpired. The determination of the appraiser shall be final and binding upon the parties and the parties shall share the fees and expenses of such appraiser equally.

4. REQUIREMENTS FOR TRANSFER.

            (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act.

            (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a corporation to a wholly owned subsidiary of such corporation or to a corporation owned by the same parent entity of such corporation, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that, as a condition to the Company effecting such transfer, the transferee in each case agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act, unless in the case of clause (ii) only, the Company reasonably requests an opinion of counsel regarding compliance with Rule 144 under the Act.

            (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT AND SUCH LAWS OR UNLESS SOLD PURSUANT TO AN EXEMPTION THEREFROM AND AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

      The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

5. No Impairment. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock obtainable upon the exercise of this Warrant and (b) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

6. NOTICES OF RECORD DATE, ETC. In the event:

            (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

            (b) of any Organic Change; or

            (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holders at least twenty (20) days prior to the record date specified therein (or such shorter period approved by a majority of the Registered Holders) and at least twenty (20) days prior to the effective date of such event specified in clause (b) or (c) hereof a notice specifying, as the case may be,
(i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such Organic Change, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such Organic Change, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Nothing herein shall prohibit the Registered Holder from exercising this Warrant during the twenty (20) day period commencing on the date of such notice.

7. RESERVATION OF STOCK. The Company covenants that for the duration of the Exercise Period, the Company will at all times reserve and keep available, from its authorized and unissued Common Stock solely for issuance and delivery upon the exercise of this Warrant and free of preemptive rights, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant. The Company further covenants that it shall, from time to time, take all steps necessary to increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued is insufficient to permit the exercise of this Warrant.

8. ISSUANCE UPON EXERCISE. All shares of Common Stock issuable upon exercise of this Warrant will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under any agreement between the Registered Holder and the Company and under applicable state and federal securities laws, and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company shall take all such actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic stock exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be delivered by the Company upon each such issuance as soon as practicable).

9. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of this Warrant, properly endorsed, to the Company at the principal office of the Registered Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

10. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of a Registered Holder shall be satisfactory) of the ownership and loss, theft, destruction or mutilation of any certificate evidencing this Warrant and, in the case of loss, theft or destruction, upon delivery of an indemnity agreement of the Registered Holder in form reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of such certificate, the Company shall, at its expense, execute and deliver in lieu of such certificate, a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

11. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Registered Holder that:

            (a) Organization, Qualifications and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of Bermuda and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. The Company has full corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement.

            (b) Authorization; No Conflict; No Violation. The Company's execution and delivery of this Agreement and performance of its obligations hereunder, and issuance and delivery of the Warrant Shares have been duly authorized by all requisite corporate action and will not (a) result in a violation of the charter or the Company's bylaws, as amended, (b) result in a violation of any applicable law, rule or regulation, or any material order, injunction, judgment or decree of any court or other agency of government, (c) conflict with, result in a breach of, or constitute (or, with due notice or lapse of time or both, would constitute) a default under, or give rise to any right of termination, acceleration or cancellation under, any material indenture, agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument to which the Company or any of its properties or assets is bound, (d) result in the creation or imposition of any material lien, charge, restriction, claim or encumbrance of any nature whatsoever upon the Company or any of the Company's material properties or assets or (e) require any consent, approval, notification, waiver or other similar action from any third party.

            (c) Consents and Approvals. No registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality or any third party is or will be necessary for the Company's valid execution, delivery and performance of this Agreement or the Company's issuance and delivery of the Warrant Shares, other than those (a) which have previously been obtained or made or (b) those which are required to be made under federal or state securities laws, which will be obtained or made, and will be effective, within the time periods required by law.

            (d) Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except to the extent limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors' rights generally and (b) general principles of equity, and except that enforcement of rights to indemnification and contribution contained therein may be limited by applicable federal or state laws or the public policy underlying such laws, regardless of whether enforcement is considered in a proceeding in equity or at law.

            (e) Ownership Percentage. This Warrant is one of a series of Warrants issued by the Company, all dated the date hereof and of like tenor (collectively, the "COMPANY WARRANTS"). If exercised on the date hereof, the number of shares of Common Stock issued pursuant to this Warrant together with all the other Company Warrants, would constitute less than five percent (5%) of the issued and outstanding Common Stock of the Company following such exercise.

12. TRANSFERS, ETC.

            (a) The Company shall maintain a register at its principal executive office containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

            (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal executive office of the Company.

            (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

            (d) The Company shall not close its books against the transfer of this Warrant or any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to ensure that the par value per share of the unissued Common Stock acquirable upon exercisable of this Warrant is at all times equal to or less than the Exercise Price then in effect.

13. SPECIAL OWNERSHIP NOTICE. In the event the number of shares of Common Stock issued upon exercise of this Warrant, together with the exercise of all the other Company Warrants, would constitute five percent (5%) or more of the issued and outstanding Common Stock of the Company following such exercise, then the Company will promptly notify the Registered Holder hereof in accordance with the provisions of Section 14.

14. MAILING OF NOTICES, ETC. Any notice, request, demand or other communication required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of: (a) the date of personal delivery, (b) the date of transmission by facsimile, with confirmed transmission and receipt, (c) two (2) days after deposit with a nationally-recognized courier or overnight service such as Federal Express, or (d) five (5) days after mailing via certified mail, return receipt requested. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below for such party:

            If to a Registered Holder:

            Hartford Life Insurance Company
            P.O. Box 2999
            Hartford, Connecticut 06104-2999
            Phone: (860) 843-3560
            Fax: (860) 843-8665
            Attn: Christine Repasy, General Counsel

            With a copy to (which does not constitute notice):

            Akin, Gump, Strauss, Hauer & Feld, L.L.P.
            300 Convent Street, Suite 1500
            San Antonio, Texas 78205
            Phone: (210) 281-7000
            Fax: (210) 224-2035
            Attn: Barry Chasnoff, Esq.

            If to the Company:

            Annuity and Life Re (Holdings), Ltd.
            Cumberland House
            1 Victoria Street
            Hamilton, Bermuda HM11
            Phone: (441) 296-7667
            Fax: (441) 296-7665
            Attn: John Burke, Chief Executive Officer

            With a copy to (which does not constitute notice):

            Clifford Chance US LLP
            200 Park Avenue
            New York, New York 10166
            Attn: Peter R. Chaffetz, Esq.
            Phone: (212) 878-8000
            Fax: (212) 878-8375

      Any party hereto (and such party's permitted assigns) may change such party's address for receipt of future notices hereunder by giving written notice to the Company and the other parties hereto.

15. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Subject to the provisions of Sections 2 and 6 hereof, until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions or to receive notice of or attend meetings of stockholders or any other proceedings of the Company. Notwithstanding the foregoing, in the event (a) the Company effects a split of the Common Stock by means of a stock dividend and the Exercise Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (b) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

16. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived upon the written consent of the Company and the holders of Company Warrants representing at least 50% of the number of shares of Common Stock then subject to outstanding Company Warrants; provided that any such amendment or waiver must apply to all Company Warrants then outstanding; and provided further that the number of Warrant Shares subject to this Warrant, the Exercise Price of this Warrant and the number of shares or class of stock obtainable upon exercise of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the holder of this Warrant (it being agreed that an amendment to or waiver under any of the provisions of Section 2 of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Exercise Price). The Company shall promptly give notice to all holders of the Company Warrants of any amendments effected in accordance with this Section 16. No special consideration may be given to any holder as inducement to waive or amend this Warrant unless such consideration is given equally and ratably to all holders.

17. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon and inure to the benefit of the Registered Owner and its assigns, and shall be binding upon any entity succeeding to the Company by consolidation, merger or acquisition of all or substantially all of the Company's assets. The Company may not assign this Warrant or any rights or obligations hereunder without the prior written consent of the Registered Holder. The Registered Holder may assign this Warrant without the Company's prior written consent.

18. REMEDIES. In the event of a breach by the Company of any of its obligations under this Warrant, the Registered Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of its breach of any of the provisions of this Warrant and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

19. SECTION HEADINGS. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

20. COUNTERPARTS. This Warrant may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

21. SEVERABILITY. The provisions of this Warrant will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Warrant, as applied to any party or to any circumstance, is adjudged by a court or governmental body not to be enforceable in accordance with its terms, the parties agree that the court or governmental body making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

22. TITLES AND SUBTITLES. The article and section headings contained in this Warrant are inserted for convenience only and will not affect in any way the meaning or interpretation of this Warrant.

23. THIRD PARTIES. Nothing in this Warrant, express or implied, is intended to confer upon any person other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Warrant.

24. GOVERNING LAW. This Warrant and the performance of the transactions and the obligations of the parties hereunder will be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to any choice of law principles.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.

                                        ANNUITY AND LIFE RE (HOLDINGS), LTD.


                                        By: ____________________________________
                                            Name:
                                            Title:

[Corporate Seal]

ATTEST:


_________________________________

                                                                       EXHIBIT A

                                 PURCHASE FORM

To:_________________                                          Dated:____________

      The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant.

      The undersigned herewith makes payment of the full exercise price for such shares at the price per share provided for in such Warrant, which is $________ in lawful money of the United States.


                                       [_______________________________________]

                                        _______________________________________
                                        Name:
                                        Title:

                                        Address: ______________________________

                                                 ______________________________

                                                                       EXHIBIT B

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto: Name of Assignee Address No. of Shares

Name of Assignee                       Address                                No. of Shares
----------------                       -------                                -------------




Dated:
      ---------------------------

                                       [_______________________________________]

                                        _______________________________________
                                        Name:
                                        Title:

                                        Address: ______________________________

                                                 ______________________________


Signature Guaranteed:

By: ___________________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                    EXHIBIT C

July 7, 2003

Mellon Bank, N.A.
One Mellon Center
Room 151-1035
Pittsburgh, PA 15258

Attn: Tom Spagnol

RE: Reinsurance Trust Agreement dated December 27, 2001 among Hartford Life Insurance Company, Annuity & Life Reassurance, Ltd. and Mellon Bank, N.A. Reinsurance Trust Agreement dated December 27, 2001 among Hartford Life & Annuity Insurance Company, Annuity & Life Reassurance, Ltd., and Mellon Bank, N.A.

Dear Mr. Spagnol,

In accordance with Section 16 of the above referenced agreements this is to hereby inform you that Annuity & Life Reassurance, Ltd. and Hartford are terminating the agreements.

Sincerely,                                  Sincerely,


Christine Hayer Repasy                      John Burke
Senior Vice President & General Counsel     Senior Vice President & CEO, CFO